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                                   Exhibit 1

                             Joint Filing Agreement

         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.



                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By: /s/ Michael E. Pralle
                                 ------------------------------------
                                 Name: Michael E. Pralle
                                 Title: Attorney-in-fact


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Michael E. Pralle
                                 ------------------------------------
                                 Name: Michael E. Pralle
                                 Title: Attorney-in-fact


                              GENERAL ELECTRIC CAPITAL SERVICES, INC.

                              By: /s/ Michael E. Pralle
                                 ------------------------------------
                                 Name: Michael E. Pralle
                                 Title: Attorney-in-fact


                              GENERAL ELECTRIC COMPANY

                              By: /s/ Michael E. Pralle
                                 ------------------------------------
                                 Name: Michael E. Pralle
                                 Title: Attorney-in-fact


                              NATIONAL BROADCASTING COMPANY, INC.

                              By: /s/ Mark Begor
                                 ------------------------------------
                                 Name: Mark Begor
                                 Title: Executive Vice President


                              NATIONAL BROADCASTING COMPANY HOLDING, INC.

                              By: /s/ Mark Begor
                                 ------------------------------------
                                 Name: Mark Begor
                                 Title: Treasurer